FOURTH AMENDMENT

                                       to

                     $250,000,000 REVOLVING CREDIT FACILITY

                                CREDIT AGREEMENT

                                  by and among

                 CHURCHILL DOWNS INCORPORATED, as the Borrower,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent,

                                       and

                  CIBC OPPENHEIMER CORP., As Syndication Agent.

                                       and

                BANK ONE, KENTUCKY, N.A., As Documentation Agent



                            Dated as of May 12, 2000

        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") dated as of May 12, 2000, by and among CHURCHILL DOWNS INCORPORATED, as the Borrower (the "Borrower"), the GUARANTORS party to the Credit Agreement (as hereinafter defined), the BANKS party to the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, as the Agent (the "Agent"), and CIBC OPPENHEIMER CORP., as Syndication Agent.and BANK ONE, KENTUCKY, N.A., as Documentation Agent

        WHEREAS, reference is made to the Credit Agreement dated April 23, 1999, as amended prior to the date hereof (the "Credit Agreement") described above;

        WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement; and

        WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as set forth herein.

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

        1.     Amendments to Credit Agreement Relating to Working Cash Line.

               The following amendments to the Credit Agreement are effective on the date hereof and shall remain in force until the Termination Date (as defined below).

               A.     Definitions (Section 1.1)
               ------------------

                      (i) Existing Definitions.
                          ---------------------

               The following definition contained in Section 1.1 is hereby amended and restated to read as follows:

                      Settlement  Date  shall  mean with  respect  to each Swing
                      ----------------
Loan, any Business Day on which the Agent elects to effect settlement pursuant to Section 4.6."

                      (ii) New Definitions.
                            ----------------

               Section 1.1 of the Credit Agreement is hereby amended to include the following new definition:

                      "Money  Management  Arrangements  shall  have the  meaning
                      --------------------------------
assigned to such term in Section 2.5.2."

               B.     Swing Loan Requests (Section 2.4.2)
               --------------------------

                      Section 2.4.2 (Swing Loan Requests) is hereby deleted and the words

"Intentionally Omitted" are inserted in lieu thereof.

                      The defined term, "Swing Loan Request" and all references thereto are hereby deleted.

               C.     Making Swing Loans (Section 2.5.2)
               -------------------------

               Section 2.5.2 [Making Swing Loans] of the Credit Agreement is hereby amended and restated to read as follows:

               "2.5.2        Making Swing Loans.
                             ------------------

                      "If at any time on any Business Day the target balance of cash to be held in the Borrower's accounts with PNC Bank maintained in connection with the money management services provided by the PNC Bank for the Borrower (the "Money Management Arrangements") as agreed upon by the Borrower and PNC Bank shall exceed the actual balance in such accounts (such excess shall be referred to as the "Deficit Balance"), PNC Bank may, on behalf of the Borrower and without the requirement that the Borrower deliver any written request therefor, make a Swing Loan to the Borrower in an amount which shall not exceed the lesser of (i) the Deficit Balance, and (ii) the amount, if any, available under the Swing Loan Commitment, which amount shall be deposited in an account under the Money Market Arrangements. The aggregate amount of all disbursements of Swing Loans made and shown on the PNC Bank's electronic data processing equipment, over all of the payments of principal made by the Borrower and recorded on PNC Bank's electronic data processing equipment shall be prima facie evidence of the outstanding principal balance due under the Swing Loan Note absent manifest error.

               D.     Borrowings to Repay Swing Loans (Section 2.9)
               --------------------------------------

               Section 2.9 [Borrowings to Repay Swing Loans] of the Credit Agreement is hereby amended and restated to read as follows:

               "2.9   Borrowings to Repay Swing Loans.
                      -------------------------------

                      Any aggregate positive balance of cash over the targeted amount of cash in the applicable accounts under the Money Market Arrangements shall, to the extent available at the end of a Business Day, be automatically applied to the repayment of the outstanding balance of the Swing Loans. In addition to the repayments referred to in the preceding sentence, PNC may at its option at any time demand repayment of the Swing Loans (including any such times as are specified in the Agent's Letter as amended from time to time), and upon any such demand each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of such outstanding Swing Loan, plus, if PNC so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment.

        Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.4.1 without regard to any of the requirements of that provision or other provisions of the Agreement. PNC shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.9 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 6 are then satisfied) by the time PNC so requests, which may be on the Business Day that the Banks receive such notice from PNC.

               E.     Revolving Credit Interest Rate Options.(Section 3.1)
               ---------------------------------------------

               The first sentence in Section 3.1 (Revolving Credit Interest Rate Options) is hereby amended to read as follows:

                      "Swing Loans shall bear interest at the interest rate set forth in the Agent's Letter as amended on the date of the Fourth Amendment to this Agreement and as amended thereafter."

               F.     Restrictions on Indebtedness (Section 7.2.1).
               ---------------------------------------------------

               A new clause (xii) is hereby added to Section 7.2.1 (Indebtedness) to read as set forth below. Such clause (xii) shall follow immediately after clause (xi) of such Section 7.2.1 and the period at the end of such clause (xi) is hereby deleted and the following is inserted in lieu thereof: ", and".

                      "(xii) Loans incurred by the Loan Parties under the Money Market Arrangements which are required to be repaid on the same Business Day as that on which such loans are incurred, provided that the aggregate amount of such loans shall not exceed $10,000,000 in principal amount.

               G.     Termination Date.
               -----------------------

               All of the  amendments to the Credit  Agreement set forth in this
Section 1 shall terminate and be of no further force and effect on the date on which both of the following events shall have occurred (such date shall be referred to as the "Termination Date"): (i) the Money Management Agreements (as defined in the Credit Agreement as amended by this Fourth Amendment) shall have been terminated by the parties thereto in accordance with the termination provisions therein and (ii) all obligations due to the Agent under Money Management Agreements shall have been repaid in full, including repayment of any Deficit Balance (as defined in the Credit Agreement as amended by this Fourth Amendment) and any expenses, fees or other amounts owing to the Agent. On and after the Termination Date, all provisions of the Credit Agreement in effect prior to the date hereof which are being terminated, amended or restated by this Fourth Amendment (including the right to request Swing Loans contained in Section 2.5.2) shall be in force and effect again without giving effect to such termination, amendment or restatement.

        2. Amendments to Credit Agreement and Waivers Relating to Financial Covenants

               The following amendments to the Credit Agreement and waivers are effective as of March 31, 2000:

               A.     Amendment to Section 7.2.21 (Minimum Fixed Charge Coverage
               -----------------------------------------------------------------
 Ratio) and Waiver
-------------------

                             (i) Amendment to Section 7.2.21. The parties hereto
hereby amend and restate Section 7.2.21 (Minimum Fixed Charge Coverage Ratio) to read as follows:

               7.2.21 Minimum Fixed Charge Coverage Ratio.
                      -----------------------------------

                      The Loan parties shall not permit the Fixed Charge Coverage Ratio for the four fiscal quarters ending on the last day of each fiscal quarter to be less than the applicable ratios set forth on Schedule 7.2 as of the dates set forth on such Schedule under column (4) (titled "Minimum Fixed Charge Coverage Ratio"). For purposes of this covenant, ConsolidatedEBITDA shall include the rolling four quarter EBITDA of any entity which has been or is being acquired by the Loan Parties if such entity is or will become a Loan Party hereunder.

                             (ii)   Waiver with Respect to Section 7.2.21.  The
                             ---------------------------------------------
Banks hereby waive any violation of Section 7.2.21 during the period from March 31, 2000 through the date hereof.

               B.     Amendment to Definition of Interest Coverage Ratio.
               ---------------------------------------------------------

               The parties hereto hereby amend and restate the definition of Interest Coverage Ratio contained in Section 1.1 of the Credit Agreement to read as follows:

               Interest Coverage Ratio shall mean the ratio of Consolidated EBIT to the sum of Consolidated Interest Expense, in each instance computed as of the end of each quarter for the four quarters then ended.

               C.     Amendment to Schedule 7.2 (Financial Covenant Levels).
               ------------------------------------------------------------

               The parties hereto hereby amend Schedule 7.2 (Financial Covenant Levels) by

                             (i)    deleting the figure of "2.00" under column
                                    (5) for the Fiscal Quarter Ended 3/31/00 and substituting the figure "1.90" in its place;

                             (ii)   deleting each figure of "2.50" under Column
                                    (5) for the Fiscal  Quarters Ended 3/31/02,

                                    6/30/02,   9/30/02   and    12/31/02  and
                                    substituting the figure "2.25" in place of each deleted figure;

                             (iii)  deleting  each figure of "2.75" under column
                                    (5) for the Fiscal  Quarters  Ended 3/31/03,
                                    6/30/03,   9/30/03    and    12/31/03 and
                                    substituting the figure "2.50" in place of each deleted figure;

                             (iv)   amending and restating the heading of column
                                    (5)  to  read  "Minimum   Interest  Coverage
                                    Ratio"; and

                             (v)    deleting column (6) entirely.


               D.     Amendment  to  Section  7.2.19  (Minimum Interest Coverage
               -----------------------------------------------------------------
Ratio) and Waiver.
-----------------

                             (i)    Amendment  to  Section  7.2.19. The  parties
                             ----------------------------------
                                    hereto  hereby  amend  and  restate  Section
                                    7.2.19 to read as follows:

               7.2.19  Minimum Interest Coverage Ratio.
                       -------------------------------

                  The Loan Parties shall not permit the Interest Coverage Ratio for the four fiscal quarters ending on the last day of each fiscal quarter to be ess than the ratio set forth on Schedule 7.2 under column
        (5) (titled "Minimum Interest Coverage Ratio") and as of the dates set forth on such schedule.

                             (ii)   Waiver with Respect to Section 7.2.19.  The
                             ----   -------------------------------------
                                    Banks hereby waive any violation of Section
                                    7.2.19 during the period from March 31, 2000 through the date hereof.

        3.     Warranties

               A.     Warranties Under the Credit Agreement
               --------------------------------------------

               The representations and warranties of Loan Parties contained in the Credit Agreement, after giving effect to the amendments thereto on the date hereof, are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement.

               B.     Power  and  Authority;  Validity   and  Binding Effect; No
               -----------------------------------------------------------------
                      Conflict.
                      --------

               Each Loan Party has full power to enter into, execute, deliver and carry out this Fourth Amendment, and such actions have been duly authorized by all necessary proceedings on its part. This Fourth Amendment has been duly and validly executed and delivered by each Loan Party. This Fourth Amendment constitutes the legal, valid and binding obligation of each Loan Party which is enforceable against such Loan Party in accordance with its terms. Neither the execution and delivery of this Fourth Amendment nor the consummation of the transactions herein contemplated will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of any organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or other obligation to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound, or result in the creation or enforcement of any Lien upon any property of any Loan Party or any of its Subsidiaries other than as set forth herein.

               C.     Consents and Approvals; No Event of Default.
               --------------------------------------------------

                      No consent, approval, exemption, order or authorization of any Person other than the parties hereto is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Fourth Amendment. No event has occurred and is continuing and no condition exists or will exist after giving effect to this Fourth Amendment which constitutes an Event of Default or Potential Default.

        4.     Conditions to Effectiveness.

               The   effectiveness  of  this  Fourth  Amendment  is  subject  to satisfaction of each of the following conditions on or before the date hereof:

               A.     Representations and Warranties.
               -------------------------------------

               Each of the representations and warranties under Section 3 hereof are true and correct on the date hereof.

               B.     Execution by Required Banks, Agent and Loan Parties.
               ----------------------------------------------------------

               This Fourth Amendment shall have been executed by all of the Banks, the Agent and the Loan Parties on or before the date hereof.

               C.     Opinion of Counsel.
               -------------------------

               The Loan Parties shall have delivered an opinion of their counsel (which may be "in house") confirming the warranties in Section 3 hereof.

               D.     Amendment Fees.
               ---------------------

               The Borrower shall pay to the Agent for the ratable benefit of the Banks a fee in the amount of $62,500.

        5.     References to Credit Agreement, Loan Documents.

               Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the

Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

        6.     Force and Effect.

               The Borrower reconfirms, restates, and ratifies the Credit Agreement, the Swing Loan Note and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Fourth Amendment and Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

        7.     Governing Law.

               This Fourth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Kentucky and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Kentucky without regard to its conflict of laws principles.

        8.     Counterparts; Effective Date.

               This Fourth Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Fourth Amendment shall become effective when it has been executed by the Agent, the Loan Parties and all of the Banks and each of the other conditions set forth in Section 4 of this Fourth Amendment has been satisfied.

                           [SIGNATURE PAGES TO FOLLOW]

                   [SIGNATURE PAGE 1 OF 4 TO FOURTH AMENDMENT]



        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Fourth Amendment as of the day and year above written.

                                   BORROWER:

                                   CHURCHILL DOWNS INCORPORATED

                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   GUARANTORS:

                                   CHURCHILL DOWNS MANAGEMENT COMPANY



                                   By:
                                     ------------------------------------------
                                   Title:
                                        ---------------------------------------


                                   CHURCHILL DOWNS INVESTMENT COMPANY



                                   By:
                                     ------------------------------------------
                                  Title:
                                        ---------------------------------------


                                   RACING CORPORATION OF AMERICA



                                   By:
                                     ------------------------------------------
                                   Title:
                                        ---------------------------------------


                                   ELLIS PARK RACE COURSE, INC.



                                   By:
                                     ------------------------------------------
                                   Title:
                                        ---------------------------------------

                   [SIGNATURE PAGE 2 OF 4 TO FOURTH AMENDMENT]



                                   CALDER RACE COURSE, INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   TROPICAL PARK, INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CHURCHILL DOWNS CALIFORNIA COMPANY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------



                                   CHURCHILL DOWNS CALIFORNIA FALL OPERATING
                                   COMPANY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------



                                   CHURCHILL DOWNS CALIFORNIA FOOD SERVICES
                                   COMPANY





                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                   [SIGNATURE PAGE 3 OF 4 TO FOURTH AMENDMENT]



                                   BANKS AND AGENT

                                   PNC BANK, NATIONAL ASSOCIATION, individually and as Agent



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK ONE, KENTUCKY, NA



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CIBC INC.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   COMERICA BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   FIFTH THIRD BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------

                   [SIGNATURE PAGE 4 OF 4 TO FOURTH AMENDMENT]



                                   NATIONAL CITY BANK OF KENTUCKY



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   FIRSTAR BANK, N.A.



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK OF LOUISVILLE



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   CIVITAS BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------


                                   WELLS FARGO BANK



                                   By:
                                      ------------------------------------------
                                   Title:
                                         ---------------------------------------